Goldman Sachs Funds


CAPITAL GROWTH FUND                     Semi-Annual Report July 31, 1998

[GRAPHIC]                               Long-term capital growth

                                        potential from a diversified

                                        portfolio of equity securities.


                                                                       Goldman
                                                                       Sachs

GOLDMAN SACHS CAPITAL GROWTH FUND

Fund Basics
as of July 31, 1998

Assets Under Management

   $1.8 Billion

Number of Holdings
        91

  NASDAQ SYMBOLS

  Class A Shares

      GSCGX

  Class B Shares

      GSCBX

  Class C Shares

      GSPCX

Institutional Shares

      GSPIX

   Service Shares

      GSPSX

Mutual funds, annuities, and other investment products:
 . are not FDIC insured;
 . are not deposits or obligations of, or guaranteed by, any financial institution;
 . are subject to investment risks, including possible loss of the principal amount invested.

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

January 31, 1998-        Fund Total Return
July 31, 1998             (based on NAV)/1/                 S&P 500 Index/2/
--------------------------------------------------------------------------------
Class A                       17.91%                              15.18%
Class B                       17.52%                              15.18%
Class C                       17.43%                              15.18%
Institutional                 18.05%                              15.18%
Service                       17.77%                              15.18%
--------------------------------------------------------------------------------
/1/ The net asset value represents the net assets of the Fund (ex-dividend)
    divided by the total number of shares.
    The Fund's performance assumes the investment of dividends and other distributions.
/2/ The S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the
    Index.
--------------------------------------------------------------------------------
SEC TOTAL RETURN
--------------------------------------------------------------------------------
For the period ended
7/31/98                   Class A    Class B    Class C   Institutional Service
--------------------------------------------------------------------------------
Last 6 Months/3/           11.40%     12.52%     16.43%      18.05%      17.77%
One Year/4/                17.27%     17.39%      N/A          N/A       23.96%
Five Years/4/              20.20%      N/A        N/A          N/A       21.54%
Since Inception            18.52%/4/  28.75%/4/  26.63%/3/  29.04%/3/ 19.31%/4/5
                          (4/20/90)    (5/1/96)  (8/15/97)  (8/15/97)  (4/20/90)
--------------------------------------------------------------------------------
/3/ The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 7/31/98 was $23.06 and represents the NAV plus the maximum sales charge of 5.5%.

/4/ The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.

/5/ Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Capital Growth Fund reflects the expenses applicable to the Fund's Class A shares.
    The fees applicable to Services shares are different from those applicable to Class A shares which impact perfor-mance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 7/31/98
--------------------------------------------------------------------------------
Company Holding              % of Total Net Assets         Line of Business
--------------------------------------------------------------------------------
Warner Lambert Co.              2.80%                      Pharmaceuticals
Bristol Myers Squibb Co.        2.73%                      Pharmaceuticals
Microsoft Corporation           2.71%                      Software
General Electric Co.            2.42%                      Electrical Equipment
Bankamerica Corp.               2.36%                      Banks
State Street Corp.              2.32%                      Banks
Tele-Communications-Liberty     2.23%                      Telecommunications
Pfizer Inc.                     2.20%                      Pharmaceuticals
American Home Products Corp.    2.17%                      Pharmaceuticals
Tandy Corp.                     2.06%                      Electrical Equipment
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                             GOLDMAN SACHS CAPITAL GROWTH FUND

Market Overview


Dear Shareholder,

During the period under review, the bull market that began in 1995 continued its unprecedented run into positive territory. On July 17, the U.S. stock market, as measured by the Dow Jones Industrial Average, reached a record level of 9337.97. Simultaneously, investors found themselves subjected to increasing levels of market volatility.


 . The U.S. Equity Market: Amidst Increasing Volatility, Market Continues Its
  Climb -- The U.S. stock market generated strong performance, rising into record territory during the final month of the period under review. Throughout, the mantle of market leadership was held by mega-cap stocks, the largest and most liquid stocks in the Standard & Poor's 500 Index. Several factors -- including ongoing Asian market turbulence, benign inflation and concern about the sustainability of the current bull market -- made mega-caps the investment of choice among U.S. investors.

 . The U.S. Economy: A Growth Surge, Followed by a Slowdown -- Early in the period, a strong economy fueled speculation that the Federal Reserve Board would choose to increase rates in a preemptive strike against inflation. The move never came, though, as the release of economic indicators suggesting a slight slowdown in growth combined with fears that a rate increase could intensify a worsening situation in Asia. By period end, a need for a Fed increase was ruled out again as continued Asian market turbulence and a striking General Motors workforce combined to further curb the U.S. economy's pace of economic growth.

 . Market Outlook: Uncertainty Brings Opportunity -- We believe the recent sharp declines in the stock market have created opportunities to buy both excellent companies at discounted valuations and companies experiencing temporary uncertainties at deeply depressed prices. Longer term, in our opinion, the outlook for the economy and the stock market is favorable. We believe that the economy will continue to expand, albeit at a moderate rate, and that inflation will remain benign, allowing interest rates to hold steady.

  We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.


  /s/ David B. Ford                         /s/ John P. McNulty

  David B. Ford                             John P. McNulty
  Co-Head,                                  Co-Head,
  Goldman Sachs Asset Management            Goldman Sachs Asset Management


  August 31, 1998

GOLDMAN SACHS CAPITAL GROWTH FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Capital Growth Fund for the six-month period ended July 31, 1998.


Performance Review

Over the period, the combination of favorable returns and the growth style, and good stock selection, helped drive the Fund's performance beyond the 15.18% cumulative total return of the Fund's benchmark, the S&P 500 Index. In addition, these factors also contributed to the Fund's outperformance of the 11.82% cumulative total return of its peers, as measured by the Lipper Growth Fund peer group average.


  Portfolio Composition

  In general, the Fund was overweight in consumer non-durables and health, and underweight in the capital goods sector. As bottom-up stock-pickers, we focus on the real worth of the business, and to the extent that we find several businesses in related industries that have long-term growth potential, we may develop an overweight in a given sector. Recently, we found several companies that meet our criteria -- strong franchise, dominant market share, free cash flow, high return on invested capital and predictable/sustainable growth -- within the health-care and consumer nondurables sectors. Poised to benefit from favorable demographic trends and the business's own enduring competitive advantage, these sectors have drawn our attention and investment. Conversely, the Fund is underweighted in the more cyclical basic industry and consumer durables sectors relative to the benchmark. It is important to note that the Fund's sector weightings are the result of our bottom-up stock selection process rather than sector-based decisions.


  Portfolio Highlights

  In recent months, investors have been attempting to identify businesses that can sustain growth in the face of Asia's crisis. As the market has assigned a premium to consistency and sustainability of above-average earnings growth, our strategy has reaped some of the benefits of its long-term outlook and focus on enduring competitive advantage. Listed below are some noteworthy holdings.

 . Tandy -- Tandy owns the popular Radio Shack consumer electronics franchise, a branch of which is located within five minutes of the homes or offices of 94% of all Americans. Tandy benefits from the convenience of Radio Shack's locations, which provide easy access to the store's diverse product line and technical expertise. Going forward, we believe that growth will result from three initiatives: an increased focus on Radio Shack, increased marketing to women customers, and the use of free cash flow to buy back more stock, which will provide a further boost to earnings per share.

 . Home Depot -- Home Depot, the nation's largest seller of do-it-yourself hardware and building materials, is one the Fund's largest retail positions. A combination of a knowledgeable staff with product expertise, and low costs to the customer has placed Home Depot at the forefront of its business niche. The company is presently increasing its store base by about

                                             GOLDMAN SACHS CAPITAL GROWTH FUND

GROWTH
INVESTMENT
PROCESS

The Fund's stock selection
process can be characterized
as Growth.

Strong Growth
Characteristics

Growth companies have earnings
expectations that exceed
those of the stock market as a
whole. We search for growth
companies with:

 . Favorable financial
  characteristics

 . High returns on
  invested capital

 . Dominant market shares
  for core service or product

 . Recurring revenue streams

 . Solid brand franchises

 . Management committed
  to maximizing shareholder
  returns

Result
A diversified portfolio of
stocks with strong long-term
growth potential.

20% per year, and has plans to expand its business into home improvement, building materials and services. Home Depot also intends to develop a more global business, with Latin America as its current focus.


 . Tele-Communications Inc. -- The June 23, 1998 announcement of the acquisition of TCI by AT&T was a watershed event. The transaction was a reaffirmation of our long-standing belief in the strategic competitive advantage held by cable television operators through their broadband network.

 . Liberty Media Group -- Liberty (now known as Tele-Communications Inc. Liberty
  Media Unit) may be the greatest beneficiary of the proposed AT&T/TCI transaction. Prior to the AT&T/TCI deal, Liberty merged with its sister company, TCI Ventures, in a no-premium share swap. This merger consolidated all non-cable assets of the TCI family of companies. We believe this transaction greatly enhances the company's already attractive future.


  Key New Acquisitions

 . Jacor Communications -- Jacor Communications, which owns over 180 radio stations, is the third largest radio network group in the country. One of the company's key advantages is its strong free cash flow, which is growing at 25% annually. Free cash has enabled Jacor to expand its business from major metropolitan areas to medium-sized cities and smaller suburban areas through a series of acquisitions. This "hub and spoke" strategy system allows the company to distribute big-city programming to smaller markets and helps spread costs.

 . Chancellor Media Corp. -- Chancellor Media has been one of the most aggressive consolidators of large-market radio stations and station groups. The company is the second largest operator in the Top 25 radio markets, which gives it significant pricing flexibility. In the first quarter, the company started a new network to take advantage of its size to sell national advertising over its stations. The results speak for themselves: the company budgeted $60 million in revenues in 1998 and had already booked $22 million in the first two months of 1998.


  Portfolio Outlook

  We believe the outlook for the economy and the stock market remains favorable, given our expectations for continued low inflation, stable interest rates and modest economic growth. In this environment, we will continue to seek companies that are strategically poised for long-term growth. In the near term, given high levels of global volatility, we believe that the portfolio will benefit from the ownership of high quality companies with stable earnings growth and enduring competitive advantage.

  We thank you for your investment, and look forward to your continued confidence.


  Goldman Sachs U.S.Growth Investment Team

  August 31, 1998

GOLDMAN SACHS CAPITAL GROWTH FUND


An Action Plan for Volatile Markets


When fear and uncertainty temporarily take hold of global markets, you can gain a greater sense of control over your own investment portfolio by making sound decisions. Whether you are a seasoned investor or a market neophyte, the following thoughts are intended to help you maintain some perspective during these volatile market times.


     Remember the factors

     you considered when you first

     began investing: your long-term

     objectives, time horizon, risk

     tolerance and financial needs.


Stay on Course

Don't let market directions dictate your investment decisions -- avoid the common mistake of basing decisions on emotions or uncertainty. Remember the factors you considered when you first began investing: your long-term objectives, time horizon, risk tolerance and financial needs.


Stay Diversified

Global diversification is one of the best defenses against uncertain markets. Because the world's countries have varying economies, growth rates and stages of development, they tend to offer strong performance at different times. Diversifying among equity markets enables you to capture a wide range of opportunities and seek maximum risk-adjusted returns.


Stay Invested

Investors often redeem at market lows because of concern or lack of information -- and negatively impact their longer-term returns. With stock investing, the longer your holding period, the greater the likelihood of positive returns.


Consult Your Financial Advisor

Market declines provide a good opportunity to touch base with your advisor, gain confirmation that you are properly diversified and assess whether any recent life events necessitate a change in asset allocation policy.


For More Information

Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help you weather market ups and downs. For more information on Goldman Sachs Funds, contact your investment professional.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Performance Summary
July 31, 1998 (Unaudited)
 The following graph shows the value as of July 31, 1998, of a $10,000 invest-ment made (with the maximum sales charge of 5.5%) in Class A shares on April 20, 1990 (commencement of operations). For comparative purposes, the perfor-mance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Serv-ice shares will vary from Class A due to differences in fees and loads.

 CAPITAL GROWTH FUND'S LIFETIME PERFORMANCE


 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED APRIL 20, 1990 TO JULY 31, 1998
 LOGO
GS-Capital Growth Class A
Inception Date 04/20/90
                   S&P 500       Fund
                              ------------
APR 20/1990         10,000          9,450
APR                 9,882           9,458
MAY                 10,819          9,708
JUNE                10,754          9,775
JULY                10,728          9,667
AUG                 9,751           9,108
SEPT                9,284           8,458
OCT                 9,253           8,125
NOV                 9,838           8,600
DEC                 10,112          8,937
JAN/91              10,552          9,529
FEB                 11,307         10,096
MAR                 11,581         10,285
APR                 11,608         10,448
MAY                 12,109         10,980
JUNE                11,554         10,354
JULY                12,093         10,801
AUG                 12,379         10,982
SEPT                12,172         10,999
OCT                 12,336         11,352
NOV                 11,839         10,663
DEC                 13,193         11,790
JAN/92              12,947         12,323
FEB                 13,114         12,765
MAR                 12,859         12,765
APR                 13,237         12,873
MAY                 13,301         13,198
JUNE                13,104         12,666
JULY                13,639         12,946
AUG                 13,360         12,431
SEPT                13,517         12,579
OCT                 13,563         13,098
NOV                 14,025         14,090
DEC                 14,197         14,552
JAN/93              14,316         14,542
FEB                 14,511         14,304
MAR                 14,817         14,979
APR                 14,459         14,383
MAY                 14,846         14,910
JUNE                14,889         15,148
JULY                14,829         15,386
AUG                 15,392         15,595
SEPT                15,274         15,927
OCT                 15,590         15,917
NOV                 15,441         15,977
DEC                 15,628         16,614
JAN/94              16,160         16,998
FEB                 15,721         17,285
MAR                 15,036         16,636
APR                 15,228         16,657
MAY                 15,478         16,774
JUNE                15,099         16,455
JULY                15,594         16,657
AUG                 16,233         17,530
SEPT                15,837         17,300
OCT                 16,194         16,976
NOV                 15,604         16,084
DEC                 15,835         16,432
JAN/95              16,245         16,254
FEB                 16,879         17,443
MAR                 17,378         17,811
APR                 17,889         18,216
MAY                 18,605         18,810
JUNE                19,037         19,535
JULY                19,669         20,094
AUG                 19,718         20,368
SEPT                20,550         20,479
OCT                 20,476         19,701
NOV                 21,375         20,371
DEC                 21,787         20,663
JAN/96              22,528         21,203
FEB                 22,738         21,573
MAR                 22,956         21,815
APR                 23,293         22,284
MAY                 23,894         22,753
JUNE                23,985         22,156
JULY                22,925         21,388
AUG                 23,409         22,042
SEP                 24,727         23,059
OCT                 25,409         23,424
NOV                 27,329         24,942
DEC                 26,788         25,081
JAN/97              28,461         26,727
FEB                 28,685         26,695
MAR                 27,506         25,496
APR                 29,145         27,429
MAY                 30,920         28,819
JUNE                32,306         30,417
JULY                34,877         32,941
AUG                 32,924         30,816
SEP                 34,728         32,239
OCT                 33,568         31,689
NOV                 35,122         33,129
DEC                 35,726         33,937
JAN '98             36,123         34,668
FEB                 38,727         37,482
MAR                 40,710         39,471
APR                 41,121         40,071
MAY                 40,414         39,114
JUNE                42,055         41,272
JULY                41,605         40,878

                                 SINCE INCEPTION
                                    OF CLASS     FIVE YEARS ONE YEAR SIX MONTHS
  AVERAGE ANNUAL TOTAL RETURN THROUGH JULY 31, 1998
  CLASS A (COMMENCED APRIL 20,
  1990)
  Excluding sales charges                 19.33%     21.57%   24.09%     17.91%
  Including sales charges                 18.52%     20.20%   17.27%     11.40%
 ------------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1,
  1996)
  Excluding redemption charges            30.02%        n/a   23.26%     17.52%
  Including redemption charges            28.75%        n/a   17.39%     12.52%
 ------------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15,
  1997)(A)
  Excluding redemption charges            27.80%        n/a      n/a     17.43%
  Including redemption charges            26.63%        n/a      n/a     16.43%
 ------------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COM-
  MENCED AUGUST 15, 1997)(A)              29.04%        n/a      n/a     18.05%
 ------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED AU-
  GUST 15, 1997)(A)                       28.58%        n/a      n/a     17.77%
 ------------------------------------------------------------------------------

 (a) Since inception represents cumulative total return since the class has not been in operation for a full 12 months.

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES  DESCRIPTION                                      VALUE
 COMMON STOCKS - 95.0%
  ADVERTISING & MARKETING - 1.5%
  711,580 Valassis Communications Inc.*            $   26,995,566
 ----------------------------------------------------------------
  AEROSPACE/DEFENSE - 0.4%
  173,340 Boeing Co.                                    6,727,759
 ----------------------------------------------------------------
  AUTO SUPPLIERS - 0.5%
  155,000 Lear Corp.*                                   8,224,688
 ----------------------------------------------------------------
  BANKS - 9.8%
  700,564 Banc One Corp.                               36,210,402
  475,300 BankAmerica Corp.                            42,658,175
  108,600 Citicorp                                     18,462,000
  295,400 First Union Corp.                            17,797,850
  260,100 NationsBank Corp.                            20,742,975
  603,900 State Street Corp.                           41,857,819
                         ----------------------------------------
                                                      177,729,221
 ----------------------------------------------------------------
  BUSINESS SERVICES - 0.5%
  214,800 H & R Block, Inc.                             9,129,000
 ----------------------------------------------------------------
  CHEMICAL PRODUCTS - 1.2%
  98,200  Du Pont (E.I.) de Nemours & Co.               6,088,400
  102,100 Minnesota Mining and Manufacturing Co.        7,644,738
  153,200 Monsanto Co.                                  8,674,950
                         ----------------------------------------
                                                       22,408,088
 ----------------------------------------------------------------
  COMMERCIAL SERVICES - 1.4%
  456,900 Ecolab, Inc.                                 14,335,238
  266,400 Galileo International, Inc.                  10,955,700
                         ----------------------------------------
                                                       25,290,938
 ----------------------------------------------------------------
  CONSUMER STAPLES - 5.1%
  195,700 Avon Products, Inc.                          16,928,050
  88,800  Clorox Co.                                    9,102,000
  242,900 Colgate Palmolive Co.                        22,453,069
  349,200 Gillette Co.                                 18,289,350
  324,680 Procter & Gamble Co.                         25,771,475
                         ----------------------------------------
                                                       92,543,944
 ----------------------------------------------------------------

  SHARES  DESCRIPTION                                  VALUE
 COMMON STOCKS - (CONTINUED)
  DEPARTMENT STORES - 1.9%
  136,700 Federated Department Stores, Inc.*   $    7,236,556
  422,500 Walmart Stores, Inc.                     26,670,313
                         ------------------------------------
                                                   33,906,869
 ------------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.9%
  169,800 American Standard Companies, Inc.*        8,086,725
  489,300 General Electric Co.                     43,700,606
                         ------------------------------------
                                                   51,787,331
 ------------------------------------------------------------
  ENERGY REFINING & MARKETING - 1.5%
  587,800 AES Corp.*                               26,928,588
 ------------------------------------------------------------
  ENTERPRISE SYSTEMS - 2.5%
  224,650 Cisco Systems, Inc.*                     21,510,238
  382,800 EMC Corp.*                               18,757,200
  49,400  Xerox Corp.                               5,214,788
                         ------------------------------------
                                                   45,482,226
 ------------------------------------------------------------
  FOOD & BEVERAGES - 6.2%
  414,600 Coca Cola Co.                            33,453,038
  329,400 Nabisco Holdings Corp.                   11,734,875
  554,300 Pepsico, Inc.                            21,513,769
  795,300 Ralston Purina Co.                       25,598,719
  214,180 William Wrigley Jr. Co.                  19,209,269
                         ------------------------------------
                                                  111,509,670
 ------------------------------------------------------------
  FUNERAL SERVICES - 1.1%
  506,480 Service Corp International               19,182,930
 ------------------------------------------------------------

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES  DESCRIPTION                                   VALUE
 COMMON STOCKS - (CONTINUED)
  HEALTH SUPPLIERS/SERVICES - 1.8%
  413,300 Johnson & Johnson                     $   31,927,425
 -------------------------------------------------------------
  HEALTHCARE MANAGEMENT - 1.0%
  261,320 Aetna, Inc.                               18,112,743
 -------------------------------------------------------------
  HOME FURNISHING & SERVICES - 0.4%
  248,100 Sherwin Williams Co.                       7,908,188
 -------------------------------------------------------------
  HOTELS & RESTAURANTS - 1.0%
  585,240 Marriott International, Inc.              19,020,300
 -------------------------------------------------------------
  INFORMATION MANAGEMENT - 0.4%
  208,800 Envoy Corp.*                               7,830,000
 -------------------------------------------------------------
  INSURANCE BROKERS & OTHER INSURANCE - 0.5%
  149,900 AMBAC, Inc.                                8,731,675
 -------------------------------------------------------------
  INSURANCE-LIFE - 2.2%
  153,500 Hartford Life, Inc.                        8,883,813
  211,900 Nationwide Financial Services, Inc.       11,535,306
  323,950 SunAmerica, Inc.                          19,902,678
                         -------------------------------------
                                                    40,321,797
 -------------------------------------------------------------
  INSURANCE-PROPERTY AND CASUALTY - 0.8%
  90,800  American International Group, Inc.        13,693,775
 -------------------------------------------------------------
  INTEGRATED OIL - 2.7%
  71,100  Atlantic Richfield Co.                     4,817,025
  190,100 Exxon Corp.                               13,330,763
  143,600 Mobil Corp.                               10,016,100
  249,200 Texaco, Inc.                              15,154,475
  144,400 Unocal Corp.                               4,729,100
                         -------------------------------------
                                                    48,047,463
 -------------------------------------------------------------
  INVESTMENT BROKERS & MANAGERS - 0.4%
  369,200 Waddell & Reed Financial, Inc.             8,145,475
 -------------------------------------------------------------

  SHARES    DESCRIPTION                                        VALUE
 COMMON STOCKS - (CONTINUED)
  MEDIA & COMMUNICATIONS - 14.0%
  1,080,100 AH Belo Corp.                              $   22,682,100
  138,000   Cablevision Systems Corp. Class A*             11,816,250
  563,900   CBS, Inc.                                      19,137,356
  215,600   Central Newspapers, Inc.                       13,933,150
  196,000   Chancellor Media Corp.*                         9,457,000
  305,900   Gannett Co.                                    19,558,481
  651,200   HBO & Co.                                      19,190,050
  303,900   Jacor Communications, Inc.*                    17,816,138
  451,200   New York Times Co.                             13,874,400
  351,802   Tele Communications, Inc.*                     14,687,734
  1,020,750 Tele-Communications Liberty Media Group*       40,255,828
  239,710   Time Warner, Inc.                              21,588,882
  115,300   Tribune Co.                                     7,753,925
  394,500   Walt Disney Co.                                13,585,594
  564,100   Ziff Davis, Inc.*                               7,015,994
                         --------------------------------------------
                                                          252,352,882
 --------------------------------------------------------------------
  OIL & GAS SERVICES - 1.8%
  526,000   Schlumberger, Ltd.                             31,855,875
 --------------------------------------------------------------------
  PHARMACEUTICALS - 11.4%
  761,800   American Home Products Corp.                   39,232,700
  432,500   Bristol-Myers Squibb Co.                       49,277,969
  360,920   Pfizer, Inc.                                   39,701,200
  239,900   Schering-Plough Corp.                          23,210,325
  147,400   Sigma Aldrich Corp.                             4,256,175
  672,000   Warner-Lambert Co.                             50,778,000
                         --------------------------------------------
                                                          206,456,369
 --------------------------------------------------------------------

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments (continued)
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES    DESCRIPTION                                     VALUE
 COMMON STOCKS - (CONTINUED)
  RECREATIONAL PRODUCTS - 0.7%
  329,400   Hasbro, Inc.                            $   11,920,163
 -----------------------------------------------------------------
  SEMICONDUCTORS - 0.7%
  159,200   Intel Corp.                                 13,442,450
 -----------------------------------------------------------------
  SOFTWARE & SERVICES - 4.6%
  676,200   First Data Corp.                            19,567,538
  445,900   Microsoft Corp.*                            49,104,738
  219,000   Peoplesoft, Inc.*                            8,253,563
  159,500   Sterling Commerce, Inc.*                     6,310,219
                         -----------------------------------------
                                                        83,236,058
 -----------------------------------------------------------------
  SPECIALTY FINANCE & AGENCIES - 4.8%
  285,400   C.I.T. Group, Inc.                           9,453,875
  456,900   Federal Home Loan Mortgage Corp.            21,588,525
  348,300   Federal National Mortgage Association       21,594,600
  1,034,787 MBNA Corp.                                  34,665,365
                         -----------------------------------------
                                                        87,302,365
 -----------------------------------------------------------------
  SPECIALTY RETAIL - 2.6%
  246,600   Home Depot, Inc.                            10,326,375
  656,800   Tandy Corp.                                 37,314,450
                         -----------------------------------------
                                                        47,640,825
 -----------------------------------------------------------------
  SUPERMARKETS - 2.4%
  237,000   CVS Corp.                                    9,717,000
  265,700   Rite Aid Corp.                              10,495,150
  522,960   Walgreen Co.                                22,585,335
                         -----------------------------------------
                                                        42,797,485
 -----------------------------------------------------------------
  TELECOMMUNICATIONS EQUIPMENT - 2.0%
  394,320   Lucent Technologies, Inc.                   36,449,955
 -----------------------------------------------------------------

  SHARES      DESCRIPTION                                         VALUE
 COMMON STOCKS - (CONTINUED)
  TOBACCO - 2.3%
  555,200     Philip Morris Companies, Inc.               $   24,324,700
  369,100     RJR Nabisco Holdings, Inc.                       9,019,870
  334,000     UST, Inc.                                        9,018,000
                         -----------------------------------------------
                                                              42,362,570
 -----------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $1,149,565,100)                                   $1,717,402,656
 -----------------------------------------------------------------------
  PRINCIPAL
  AMOUNT      DESCRIPTION                                         VALUE
 REPURCHASE AGREEMENT - 4.4%
  $78,900,000 Joint Repurchase Agreement Account 5.69%,
              08/03/98                                    $   78,900,000
 -----------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $78,900,000)                                      $   78,900,000
 -----------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $1,228,465,100)(A)                                $1,796,302,656
 -----------------------------------------------------------------------

  FEDERAL INCOME TAX INFOR-
  MATION:
  Gross
  unrealized
  gain for
  investments
  in which
  value exceeds
  cost          $595,748,799
  Gross
  unrealized
  loss for
  investments
  in which
  cost exceeds
  value          (28,356,563)
 ----------------------------
  Net
  unrealized
  gain          $567,392,236
 ----------------------------

  * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $1,228,910,420.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Assets and Liabilities
July 31, 1998 (Unaudited)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
 ASSETS:

  Investment in securities, at value (identified cost
  $1,228,465,100)                                            $1,796,302,656
  Cash                                                               30,184
  Receivables:
  Investment securities sold                                     15,839,843
  Fund shares sold                                               10,568,568
  Dividends and interest                                            931,950
  Other assets                                                       85,160
 ---------------------------------------------------------------------------
  TOTAL ASSETS                                                1,823,758,361
 ---------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                 5,787,162
  Fund shares repurchased                                         6,389,855
  Amounts owed to affiliates                                      3,188,803
  Accrued expenses and other liabilities                            327,753
 ---------------------------------------------------------------------------
  TOTAL LIABILITIES                                              15,693,573
 ---------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                             1,200,364,042
  Accumulated distributions in excess of net investment
  income                                                         (1,297,973)
  Accumulated undistributed net realized gain on
  investment transactions                                        41,161,163
  Net unrealized gain on investments                            567,837,556
 ---------------------------------------------------------------------------
  NET ASSETS                                                 $1,808,064,788
 ---------------------------------------------------------------------------

                                                 CLASS A   CLASS B   CLASS C
 ---------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                          75,217,102 5,826,554 1,278,409
  Net asset and Class A redemption value per
  share(a)                                        $21.79    $21.47    $21.42
 ---------------------------------------------------------------------------

                                                      INSTITUTIONAL SERVICE
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)             699,981  56,220
  Net asset value, offering and redemption price per
  share                                                      $21.78  $21.74
 --------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV X 1.0582) for Class A shares is $23.06. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Operations
For the Six Months Ended July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  INVESTMENT INCOME:
  Dividends                                                    $  8,602,135
  Interest                                                        1,456,263
 ---------------------------------------------------------------------------
  TOTAL INCOME                                                   10,058,398
 ---------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                 7,953,076
  Distribution fees                                               2,203,512
  Authorized dealer service fees                                  1,974,349
  Transfer agent fees                                               630,399
  Registration fees                                                 159,258
  Custodian fees                                                    146,044
  Professional fees                                                  30,838
  Trustee fees                                                        3,992
  Other                                                             114,670
 ---------------------------------------------------------------------------
  TOTAL EXPENSES                                                 13,216,138
 ---------------------------------------------------------------------------
  Less -- fees waived by Goldman Sachs                           (1,859,767)
 ---------------------------------------------------------------------------
  NET EXPENSES                                                   11,356,371
 ---------------------------------------------------------------------------
  NET INVESTMENT LOSS                                            (1,297,973)
 ---------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS:
  Net realized gain from investment transactions                 37,897,023
  Net change in unrealized gain on investments                  204,813,265
 ---------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS   242,710,288
 ---------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $241,412,315
 ---------------------------------------------------------------------------

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Statements of Changes in Net Assets
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     FOR THE
                                            SIX MONTHS ENDED           FOR THE
                                               JULY 31, 1998        YEAR ENDED
                                                 (UNAUDITED)  JANUARY 31, 1998
  FROM OPERATIONS:
  Net investment (loss) income                $   (1,297,973)   $      746,247
  Net realized gain on investment
  transactions                                    37,897,023       171,487,631
  Net change in unrealized gain on
  investments                                    204,813,265       110,348,766
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                241,412,315       282,582,644
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                          --          (884,787)
  Institutional shares                                    --            (3,044)
  In excess of net investment income
  Class A shares                                          --          (624,850)
  Class C shares                                          --            (7,981)
  Institutional shares                                    --           (22,826)
  Service shares                                          --                (4)
  From net realized gain on investment
  transactions
  Class A shares                                          --      (175,320,995)
  Class B shares                                          --        (1,824,839)
  Class C shares                                          --           (91,373)
  Institutional shares                                    --          (119,185)
  Service shares                                          --               (61)
  In excess of realized gain on investment
  transactions
  Class B shares                                          --        (2,788,015)
  Class C shares                                          --          (504,407)
  Institutional shares                                    --          (768,360)
  Service shares                                          --              (183)
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     --      (182,960,910)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares              419,281,091       268,104,441
  Reinvestment of dividends and
  distributions                                           --       169,448,560
  Cost of shares repurchased                    (162,709,311)     (150,961,069)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS                        256,571,780       286,591,932
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                 497,984,095       386,213,666
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                            1,310,080,693       923,867,027
 ------------------------------------------------------------------------------
  End of period                               $1,808,064,788    $1,310,080,693
 ------------------------------------------------------------------------------
  ACCUMULATED DISTRIBUTIONS IN EXCESS OF
  NET INVESTMENT INCOME                       $   (1,297,973)   $           --
 ------------------------------------------------------------------------------

GOLDMAN SACHS CAPITAL GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         INCOME FROM
                                  INVESTMENT OPERATIONS(E)           DISTRIBUTIONS TO SHAREHOLDERS
                                  ------------------------- ------------------------------------------------
                                                                                                IN EXCESS OF
                        NET ASSET    NET      NET REALIZED             IN EXCESS    FROM NET    NET REALIZED NET INCREASE
                         VALUE,   INVESTMENT AND UNREALIZED  FROM NET    OF NET   REALIZED GAIN   GAIN ON     (DECREASE)
                        BEGINNING   INCOME   GAIN (LOSS) ON INVESTMENT INVESTMENT ON INVESTMENT  INVESTMENT  IN NET ASSET
                        OF PERIOD   (LOSS)    INVESTMENTS     INCOME     INCOME   TRANSACTIONS  TRANSACTIONS    VALUE
 FOR THE SIX MONTHS ENDED JULY 31, (UNAUDITED)
  1998 - Class A
  Shares                 $18.48     $(0.01)      $3.32        $  --      $  --        $  --        $   --       $3.31
  1998 - Class B
  Shares                  18.27      (0.06)       3.26           --         --           --            --        3.20
  1998 - Class C
  Shares                  18.24      (0.05)       3.23           --         --           --            --        3.18
  1998 - Institutional
  Shares                  18.45       0.01        3.32           --         --           --            --        3.33
  1998 - Service
  Shares                  18.46      (0.02)       3.30           --         --           --            --        3.28
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A
  Shares                  16.73       0.02        4.78        (0.01)     (0.01)       (3.03)           --        1.75
  1998 - Class B
  Shares                  16.67       0.02        4.61           --         --        (1.20)        (1.83)       1.60
  1998 - Class C
  Shares(b)               19.73      (0.02)       1.60           --      (0.04)       (0.47)        (2.56)      (1.49)
  1998 - Institutional
  Shares(b)               19.88       0.02        1.66        (0.01)     (0.07)       (0.41)        (2.62)      (1.43)
  1998 - Service
  Shares(b)               19.88      (0.01)       1.66           --      (0.04)       (0.76)        (2.27)      (1.42)
 ------------------------------------------------------------------------------------------------------------------------
  1997 - Class A
  Shares                  14.91       0.10        3.56        (0.10)     (0.02)       (1.72)           --        1.82
  1997 - Class B
  Shares(b)               15.67       0.01        2.81        (0.01)     (0.09)       (1.72)           --        1.00
 ------------------------------------------------------------------------------------------------------------------------
  1996 - Class A
  Shares                  13.67       0.12        3.93        (0.12)        --        (2.69)           --        1.24
 ------------------------------------------------------------------------------------------------------------------------
  1995 - Class A
  Shares                  15.96       0.03       (0.69)       (0.01)        --        (1.62)           --       (2.29)
 ------------------------------------------------------------------------------------------------------------------------
  1994 - Class A
  Shares                  14.64       0.02        2.40        (0.01)     (0.02)       (1.07)           --        1.32
 ------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class B, Class C, Institutional and Service share activity commenced on May 1, 1996, August 15, 1997, August 15, 1997 and August 15, 1997, respectively.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

                                                                                RATIOS ASSUMING NO VOLUNTARY
                                                                                       WAIVER OF FEES
                                                                                ----------------------------
                                                                   RATIO OF                              RATIO OF
                                        NET ASSETS   RATIO OF   NET INVESTMENT    RATIO OF            NET INVESTMENT
   NET ASSET                PORTFOLIO   AT END OF  NET EXPENSES INCOME (LOSS)   EXPENSES TO            INCOME (LOSS)
   VALUE, END     TOTAL     TURNOVER      PERIOD    TO AVERAGE    TO AVERAGE    AVERAGE NET           TO AVERAGE NET
   OF PERIOD    RETURN(A)     RATE      (IN 000S)   NET ASSETS    NET ASSETS       ASSETS                  ASSETS
     $21.79       17.91%(d)   10.02%(d) $1,639,118     1.39%(c)     (0.12)%(c)              1.64%(c)               (0.37)%(c)
      21.47       17.52(d)    10.02(d)     125,092     2.14(c)      (0.92)(c)               2.14(c)                (0.92)(c)
      21.42       17.43(d)    10.02(d)      27,385     2.14(c)      (0.94)(c)               2.14(c)                (0.94)(c)
      21.78       18.05(d)    10.02(d)      15,248     1.10(c)       0.11(c)                1.10(c)                 0.11(c)
      21.74       17.77(d)    10.02(d)       1,222     1.60(c)      (0.44)(c)               1.60(c)                (0.44)(c)
      18.48       29.71       61.50      1,256,595     1.40          0.08                   1.65                   (0.17)
      18.27       28.73       61.50         40,827     2.18         (0.77)                  2.18                   (0.77)
      18.24        8.83(d)    61.50          5,395     2.21(c)      (0.86)(c)               2.21(c)                (0.86)(c)
      18.45        9.31(d)    61.50          7,262     1.16(c)       0.18(c)                1.16(c)                 0.18(c)
      18.46        9.18(d)    61.50              2     1.50(c)      (0.16)(c)               1.50(c)                (0.16)(c)
 ----------------------------------------------------------------------------------------------------------------------------
      16.73       25.97       52.92        920,646     1.40          0.62                   1.65                    0.37
      16.67       19.39(d)    52.92          3,221     2.15(c)      (0.39)(c)               2.15(c)                (0.39)(c)
 ----------------------------------------------------------------------------------------------------------------------------
      14.91       30.45       63.90        881,056     1.36          0.65                   1.61                    0.40
 ----------------------------------------------------------------------------------------------------------------------------
      13.67       (4.38)      38.36        862,105     1.38          0.16                   1.63                   (0.09)
 ----------------------------------------------------------------------------------------------------------------------------
      15.96       16.89       36.12        833,682     1.38          0.13                   1.63                   (0.12)
 ----------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements
July 31, 1998 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the "Fund"). At July 31, 1998, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Un-listed equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

 C. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) gains and losses between trade date and set-tlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's fi-nancial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
 E. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist.

 G. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans. Each class of shares separately bears its respective class-specific transfer agency fees. Service shares separately bear a service class fee payable monthly to service organi-zations for their services.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 H. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 I. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 3. AGREEMENTS

 Goldman Sachs Funds Management L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund's investment adviser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSFM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSFM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $931,000 during the six months ended July 31, 1998.
   The Trust, on behalf of the Fund, has adopted Distribution Plans (the "Dis-tribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively. For the six months ended July 31, 1998, the Distributor has voluntarily agreed to waive approximately $1,860,000 of its distribution fee attributable to the Class A shares. The Distributor may discontinue or modify this waiver in the future at its discretion.
   The Trust, on behalf of the Fund, has adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Autho-rized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee under its Dealer Service Plan equal, on an an-nual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Effective September 1, 1998 fees charged for such transfer agent services are as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Class Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   At July 31, 1998, the Fund owed approximately $1,556,000, $221,000, $1,053,000 and $359,000 for Management, Distribution, Authorized Dealer Serv-ice and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the six months ended July 31, 1998, were $348,688,025 and $153,780,966, respectively.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having Manage-ment agreements with GSFM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At July 31, 1998, the Fund had an undivided interest in the repurchase agreements in the following joint account which equaled $78,900,000 in principal amount. At July 31, 1998, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

                                 PRINCIPAL   INTEREST  MATURITY   AMORTIZED
                                   AMOUNT      RATE      DATE        COST
 -----------------------------------------------------------------------------
 BEAR STEARNS COMPANIES, INC.,  $100,000,000     5.70% 08/03/98 $  100,000,000
 dated 07/31/98, repurchase price $100,047,500 (total collateral value
 $103,015,560 consisting of GNMA: 6.50%, 08/15/27; FHLMC: 7.00%, 11/01/27;
FNMA: 9.00%, 11/01/25)
 -----------------------------------------------------------------------------
 DONALDSON, LUFKIN & JENRETTE,   200,000,000     5.68  08/03/98    200,000,000
 dated 07/31/98, repurchase price $200,094,667 (total collateral value
 $207,985,925 consisting of FNMA: 7.00%, 03/01/28; FHLMC: 5.50%, 05/01/13)
 -----------------------------------------------------------------------------
 NATIONSBANK,                    300,000,000     5.70  08/03/98    300,000,000
 dated 07/31/98, repurchase price $300,142,500 (total collateral value
 $306,061,477 consisting of FNMA: 6.50%, 11/01/12)
 -----------------------------------------------------------------------------
 NOMURA SECURITIES, INTERNA-
TIONAL,                          450,000,000     5.70  08/03/98    450,000,000
 dated 07/31/98, repurchase price $450,213,750 (total collateral value
 $459,000,001 consisting of FNMA: 5.50%-9.00%, 07/01/99-08/01/28; FHLMC:
 5.00%-8.50%, 12/01/98-07/01/28)
 -----------------------------------------------------------------------------
 SALOMON-SMITH BARNEY,           404,700,000     5.69  08/03/98    404,700,000
 dated 07/31/98, repurchase price $404,891,895 (total collateral value
 $413,162,707 consisting of FNMA: 6.50%-8.00%, 08/01/26-07/01/28; FHLMC:
 8.00%-8.50%, 05/01/27-11/01/27)
 -----------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                       $1,454,700,000
 -----------------------------------------------------------------------------

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the six months ended July 31, 1998, the Fund did not have any borrowings under these facilities.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)
 8. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the six months ended July 31, 1998 and year ended January 31, 1998 are as follows:

                                SIX MONTHS
                           ENDED JULY 31, 1998      YEAR ENDED JANUARY 31, 1998
                               (UNAUDITED)
                            ------------------------------------------------------
                             SHARES        DOLLARS        SHARES          DOLLARS
 ---------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold             14,379,015  $ 303,705,423    11,682,231  $   219,227,835
 Reinvestments of divi-
dends and distributions          --             --     9,276,258      164,296,869
 Shares repurchased      (7,143,046)  (151,082,281)   (7,999,080)    (148,461,895)
                            ------------------------------------------------------
                          7,235,969    152,623,142    12,959,409      235,062,809
 ---------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold              3,710,874     78,000,178     1,886,965       35,512,523
 Reinvestments of divi-
dends and distributions          --             --       248,911        4,352,015
 Shares repurchased        (118,599)    (2,462,651)      (94,837)      (1,799,265)
                            ------------------------------------------------------
                          3,592,275     75,537,527     2,041,039       38,065,273
 ---------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold              1,040,192     21,861,748       300,430        5,779,471
 Reinvestments of divi-
dends and distributions          --             --        31,825          552,643
 Shares repurchased         (57,612)    (1,188,362)      (36,426)        (646,150)
                            ------------------------------------------------------
                            982,580     20,673,386       295,829        5,685,964
 ---------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                682,259     14,522,036       382,307        7,583,012
 Reinvestments of divi-
dends and distributions          --             --        14,102          246,791
 Shares repurchased        (375,916)    (7,975,906)       (2,771)         (53,759)
                            ------------------------------------------------------
                            306,343      6,546,130       393,638        7,776,044
 ---------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                 56,131      1,191,706            80            1,600
 Reinvestments of divi-
dends and distributions          --             --            14              242
 Shares repurchased              (5)          (111)           --               --
                            ------------------------------------------------------
                             56,126      1,191,595            94            1,842
 ---------------------------------------------------------------------------------
 NET INCREASE            12,173,293  $ 256,571,780    15,690,009  $   286,591,932
 ---------------------------------------------------------------------------------

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs Capital Growth Fund

THE GOLDMAN
SACHS ADVANTAGE
When you invest in the Goldman Sachs Capital Growth Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1  Global Resources
   With professionals based in offices throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2  Fundamental Research
   Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3  Risk Management
   Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments. Goldman Sachs Capital Growth Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through a diversified portfolio of equity securities with long-term capital appreciation potential.

Target Your Needs

The Goldman Sachs Capital Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
Goldman Sachs Funds

                               ASSET ALLOCATION
Higher Risk/Return                                           Lower Risk/Return
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY         DOMESTIC   FIXED                       MONEY
                             EQUITY     INCOME                      MARKET


For More Information

To learn more about the Goldman Sachs Capital Growth Fund and other Goldman Sachs Funds, call your investment professional today.

/*/The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS
Douglas C. Grip, President
Jesse Cole, Vice President
James A. Fitzpatrick, Vice President
Anne Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation
(FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

Small Cap Value Fund's, Mid Cap Equity Fund's, Capital Growth Fund's, and Growth and Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

Source: Lipper Analytical Services, Inc. All Rights Reserved. The Lipper Growth Fund category includes funds that invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of stocks represented in the major unmanaged stock indices. Past
Performance is no guarantee of future results.


(C) Copyright 1998 Goldman, Sachs & Co. All rights reserved. Date of first use:
September 30, 1998 CGSAR / 118K / 9-98